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                                                                   Exhibit 10.79

                          INTERCREDITOR AND COLLATERAL
                                 TRUST AGREEMENT

            INTERCREDITOR AND COLLATERAL TRUST AGREEMENT dated as of February 25, 2002, between PANAMSAT CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (together with any successor Borrower under the below-referenced Credit Agreement, the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto and any other Subsidiary of the Borrower that becomes a party hereto from time to time after the date hereof (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); CREDIT SUISSE FIRST BOSTON, as Administrative Agent under the Credit Agreement referred to below; and THE BANK OF NEW YORK, a New York banking corporation, as collateral trustee (in such capacity, together with its successors in such capacity, the "Collateral Trustee") for the Secured Parties (as defined below).

            The Borrower is party to (a) a Credit Agreement dated as of February 25, 2002 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Borrower, the lenders or other financial institutions or entities from time to time parties thereto (the "Lenders) and Credit Suisse First Boston, as Administrative Agent (the "Administrative Agent"), and (b) an Indenture dated as of January 16, 1998 (as modified and supplemented and in effect from time to time, the "Senior 1998 Notes Indenture") between the Borrower and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (the "Indenture Trustee), pursuant to which the Borrower has issued 6% Notes due 2003, 6-1/8% Notes due 2005, 6-3/8% Notes due 2008, and 6-7/8% Debentures due 2028 in an aggregate outstanding principal amount of $750,000,000 as of the date hereof (the "Senior 1998 Notes" and, collectively with the Senior 1998 Notes Indenture, the "Senior 1998 Notes Documents"). In addition, the Borrower may from time to time be obligated to various of said Lenders (or their affiliates) in respect of one or more Hedging Agreements (as defined below).

            Pursuant to the provisions of the Senior 1998 Notes Indenture, the Borrower may not, and may not permit any of its Restricted Subsidiaries (as defined below) to, secure the Credit Agreement Obligations (as defined below) with a lien on any Principal Property (as defined below) or any shares of capital stock or indebtedness of the Borrower or any such Restricted Subsidiary (such Principal Property, shares and indebtedness being herein collectively referred to as the "Shared Property") without equally and ratably securing the Senior 1998 Notes Obligations (as defined below).

            It is a condition precedent to the Lenders' obligations to make loans and issue letters of credit under the Credit Agreement that the Obligors grant liens on the Shared Property to secure the Credit Agreement Obligations and the Senior 1998 Notes Obligations. In order to effectuate such liens, the Obligors have requested and hereby direct the Collateral Trustee to enter into this Agreement to enable the Borrower to comply with the provisions of the Senior 1998 Notes Indenture.
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            Accordingly, to induce the Lenders to make loans and issue letters of credit under the Credit Agreement, and to enter into Hedging Agreements from time to time with the Borrower, and to equally and ratably secure the Senior 1998 Notes Obligations and the Credit Agreement Obligations, the parties hereto hereby agree as follows:

            Section 1. Definitions, Etc.

            (a) Defined Terms. As used herein, the following terms shall have the following respective meanings:

            "Administrative Agent" has the meaning assigned to such term in the preamble to this Agreement.

            "Bankruptcy Event" means, with respect to any Obligor, the occurrence of any one or more of the following events with respect to such
      Obligor:

                  (a) an involuntary proceeding shall be commenced or an
            involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of such Obligor or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or other similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Obligor, or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered; or

                  (i) such Obligor shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or other similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in the foregoing clause (a), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Obligor or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing.

            "Borrower" has the meaning assigned to such term in the preamble to this Agreement.
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            "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

            "Casualty Event" means, with respect to any property of any Person, any loss of or damage to, or any condemnation or other taking by a governmental authority of, such property for which such Person receives insurance proceeds, or proceeds of a condemnation award or other compensation.

            "Collateral" means the property from time to time subject to the Liens of the Shared Security Documents.

            "Collateral Trustee" has the meaning assigned to such term in the preamble to this Agreement.

            "Collateral Trustee's Fees" means all fees, costs and expenses of the Collateral Trustee of the type described in Section 5.03.

            "Credit Agreement Obligations" means, collectively, (i) in the case of the Borrower, the principal of and interest on the loans and all other amounts whatsoever now or hereafter from time to time owing to the Credit Agreement Secured Parties by the Borrower under the Credit Agreement (including all LC Disbursements under and as defined therein, together with interest thereon), and (subject to Section 7.05) all obligations of the Borrower to the Lenders or any of their affiliates in respect of Hedging Agreements, (ii) in the case of the Subsidiary Guarantors, all present and future obligations of the Subsidiary Guarantors under the Guarantee Agreement, and (iii) in the case of each Obligor, all present and future obligations of the Obligors to the Credit Agreement Secured Parties hereunder.

            "Credit Agreement Secured Parties" means, collectively, the Lenders, the Administrative Agent, the Issuing Lender and the Swingline Lender from time to time party to the Credit Agreement and, giving effect to the second paragraph of the definition of "Credit Agreement Secured Obligations", any affiliate of any such Lender that may at any time hold any Hedging Obligations.

            "Debt Instruments" means, collectively, (i) the Credit Agreement,
      (ii) each Hedging Agreement under which a Credit Agreement Obligation exists and (iii) the Senior 1998 Notes of each Series and the Senior 1998 Notes Indenture.

            "Default Rate" means, with respect to any advance made by any Secured Party hereunder or under any other Shared Security Document, (a) for the period from and including the date such advance was made through but excluding the date three Business Days thereafter, a rate per annum equal to the rate then applicable under the Credit Agreement for Revolving Credit ABR Loans under Section 2.12(a) of the Credit Agreement, and (b) thereafter at the rate per annum
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      at which interest would then be payable on past due Revolving Credit ABR
      Loans under Section 2.12(c) of the Credit Agreement.

            "Disposition" means any sale, assignment, transfer or other disposition of any property (whether now owned or hereafter acquired) by the Borrower or any of its Restricted Subsidiaries to any other Person, excluding, however, any lease (including any sales-type lease covering transponders) entered into in the ordinary course of business and on ordinary business terms reasonably consistent with prior practice of the Borrower and its Restricted Subsidiaries.

            "Distribution Date" means the date on which any funds are distributed by the Collateral Trustee in accordance with the provisions of
      Section 4.01.

            "Dollars" or "$" refers to lawful money of the United States of America.

            "Event of Default" means (i) any "Event of Default" under and as defined in the Credit Agreement or (ii) any "Event of Default" under and as defined in the Senior 1998 Notes Documents with respect to any Series of Senior 1998 Notes.

            "FCC" means the Federal Communications Commission or any governmental authority substituted therefor.

            "FCC Licenses" means all authorizations, orders, licenses and permits issued by the FCC to the Borrower or any of its Restricted Subsidiaries, under which the Borrower or any of its Restricted Subsidiaries is authorized to launch and operate any of its Satellites or to operate any of its transmit only, receive only or transmit and receive earth stations.

            "Guarantee Agreement" means the Guarantee Agreement dated the date hereof between the Subsidiary Guarantors and the Collateral Trustee.

            "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

            "Hedging Obligations" means obligations of the Borrower under any Hedging Agreement.

            "Indenture Trustee" has the meaning assigned to such term in the preamble to this Agreement.

            "Issuing Lender" means Credit Suisse First Boston, in its capacity as the issuer of letters of credit under the Credit Agreement.

            "Joint Venture" means any Person in which the Borrower or a Restricted Subsidiary maintains an equity investment (including those formed for the
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      purpose of selling or leasing transponder capacity to third party customers in the ordinary course of business of the Borrower and its Restricted Subsidiaries), but which is not a Subsidiary of the Borrower.

            "Lenders" has the meaning assigned to such term in the preamble to this Agreement.

            "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

            "Obligors" has the meaning assigned to such term in the preamble to this Agreement.

            "Permitted Investments" means:

                  (i) Dollars;

                  (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition;

                  (iii) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year or less from the date of acquisition and overnight bank deposits, in each case with any commercial bank or trust company having capital and surplus in excess of $500,000,000;

                  (iv) repurchase obligations with a term of not more than
            thirty days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above;

                  (v) commercial paper maturing no more than one year from the date of creation thereof and at the time of acquisition, having a rating of at least P-1 from Moody's or a rating of at least A-1 from S&P;

                  (vi) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having a rating of at least "A" from either Moody's or S&P; and
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                  (vii) money market mutual or similar funds having assets in excess of $250,000,000, substantially all the assets of which are comprised of assets specified in clauses (i) through (vi) above.

            "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

            "Principal Property" has the meaning assigned to such term in the Senior 1998 Notes Indenture.

            "Reinvest" means, with respect to any proceeds of any Collateral, the application of such proceeds to (a) the repair, improvement, replacement or purchase of any tangible personal or real property of the Borrower or any of its Subsidiaries (or any intellectual property, including software, necessary in order to use or benefit from such property), or the purchase, construction, manufacture or improvement (including the manufacture or purchase of a Satellite) of any such property (including any such intellectual property), or the installation of equipment on such property or software to be used in connection with such property, (b) the purchase of licenses, permits or other authorizations to use a geostationary orbital position or (c) the making of a Permitted Business Acquisition under and as defined in the Credit Agreement.

            "Related Parties" means, with respect to any specified Person, such Person's affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's affiliates.

            "Requisite Secured Parties" means, at any time, Lenders and holders of the Senior 1998 Notes holding at such time a majority in principal amount of the sum of (a) the loans and LC Disbursements under and as defined in the Credit Agreement and (b) the Senior 1998 Notes of all Series then Outstanding (as the term "Outstanding" is defined in the Senior 1998 Notes Indenture). For purposes hereof, the Collateral Trustee shall be entitled to conclusively rely and act upon a certification from the Administrative Agent as to the aggregate amount of loans and LC Disbursements outstanding under the Credit Agreement at any time, and upon a certification from the Borrower or the Indenture Trustee as to the aggregate amount of Senior 1998 Notes of all Series Outstanding at any time.

            Notwithstanding the foregoing, to authorize any release pursuant to
      Section 7.02(b), or any amendment pursuant to Section 7.03(b) or 8.02(ii), "Requisite Secured Parties" means (i) the Required Lenders under and as defined in the Credit Agreement and (ii) the holders of not less than a majority in principal amount of each Series (voting separately) of Senior 1998 Notes then Outstanding. For purposes hereof, the Collateral Trustee shall be entitled to conclusively rely upon a certification from the Administrative Agent that such Required Lenders have authorized a release or amendment under Section 7.02(b),
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      7.03(b) or 8.02(ii), as applicable, and upon a certification from the
      Borrower or the Indenture Trustee that such majority in principal amount of each Series of Senior 1998 Notes have authorized such release or amendment.

            "Responsible Officer" means any officer within the corporate trust department of the Collateral Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Collateral Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such Person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

            "Restricted Subsidiary" has the meaning assigned to such term in the Senior 1998 Notes Indenture.

            "Satellite" means any satellite owned by, or leased to, any Obligor and any satellite purchased pursuant to the terms of any agreement for the purchase of any Satellite, whether such satellite is in the process of manufacture, has been delivered for launch or is in orbit (whether or not in operational service).

            "Secured Obligations" means, collectively, (i) the Credit Agreement Obligations, (ii) the Senior 1998 Notes Obligations and (iii) the obligations of the Obligors to the Collateral Trustee hereunder under each other Shared Security Document.

            "Secured Parties" means, collectively, (i) the Credit Agreement Secured Parties, (ii) the Indenture Trustee, for its benefit and the benefit of the holders from time to time of the Senior 1998 Notes, and
      (iii) the Collateral Trustee.

            "Senior 1998 Notes" has the meaning assigned to such term in the preamble to this Agreement.

            "Senior 1998 Notes Documents" has the meaning assigned to such term in the preamble to this Agreement.

            "Senior 1998 Notes Indenture" has the meaning assigned to such term in the preamble to this Agreement.

            "Senior 1998 Notes Obligations" means the obligations of the Borrower to pay the principal of, premium, if any, and interest on, the Senior 1998 Notes and all obligations of the Borrower to the Indenture Trustee under the Senior 1998 Notes Indenture; provided however that the "Senior 1998 Notes Obligations" shall not in any event include any obligations in respect of debt securities issued under the Senior 1998 Notes Indenture after the date hereof.

            "Shared Mortgage" means any mortgage or deeds of trust from time to time made by any Obligor in favor of the Collateral Trustee (or in favor of a trustee for the benefit of the Collateral Trustee) and covering any Shared Property constituting real property (whether a fee or leasehold interest).

            "Shared Property" has the meaning assigned to such term in the preamble to this Agreement.

            "Shared Security Agreement" means the Shared Security Agreement dated the date hereof between the Obligors and the Collateral Trustee.

            "Shared Security Documents" means, collectively, the Guarantee Agreement, the Shared Security Agreement, each Shared Mortgage, and any other pledge agreements, security agreements, assignment agreements, mortgages, deeds of trust or other instruments providing for collateral security on Shared Property from time to time executed by any Obligor in favor of the Collateral Trustee.

            "Subsidiary" has the meaning assigned to such term in the Senior 1998 Notes Indenture.

            "Subsidiary Guarantors" has the meaning assigned to such term in the preamble to this Agreement.

            "Swingline Lender" means Credit Suisse First Boston, in its capacity as lender of swingline loans under the Credit Agreement.

            "Triggering Event" means the occurrence of any of the following: (i) the failure to pay the principal amount of the Loans under the Credit Agreement, or Senior 1998 Notes of any Series, upon final maturity, (ii) the occurrence of any "Event of Default" under and as defined in the Senior 1998 Notes Documents with respect to any Series of Senior 1998 Notes, (iii) the occurrence of a Bankruptcy Event with respect to any Obligor, (iv) the acceleration of the principal amount of the Secured Obligations under the terms of any of the Credit Agreement or the Senior 1998 Notes Documents with respect to any Series of Senior 1998 Notes, (v) the issuance of any direction by the Administrative Agent to the Collateral Trustee, following the occurrence and during the continuance of any Event of Default, to commence exercise of any of the Collateral Trustee's rights and remedies hereunder or under any of the Shared Security Documents or (vi) the making of a request by the Administrative Agent under Section 4.02 or 5.04(3) of the Shared Security Agreement (or any similar provision of any of the other Shared Security Documents).

            "Trust Estate" means the right, title and interest of the Collateral Trustee in, to and under the Shared Security Documents.
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            "TT&C Station" means an earth station operated by the Borrower or any of its Restricted Subsidiaries for the purpose of providing tracking, telemetry, control and monitoring of any Satellite.

            "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

            (b) Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (v) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

            Section 2. Representations and Warranties by Obligors. Each Obligor represents and warrants to the Lenders and the holders of the Senior 1998 Notes of each Series that:

            2.01. Organization; Powers. Each Obligor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

            2.02. Authorization; Enforceability. The execution, delivery and performance by each Obligor of this Agreement, the Shared Secured Documents and the Guarantee Agreement, as applicable, are within such Obligor's corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Agreement has been duly executed and delivered by each Obligor and constitutes, and each of the Shared Documents and the Guarantee Agreement to which it is a party when executed and delivered by such Obligor will constitute, a legal, valid and binding obligation of such Obligor, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
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            2.03. Governmental Approvals; No Conflicts. The execution, delivery and performance by each Obligor of this Agreement, the Shared Secured Documents and the Guarantee Agreement (a) do not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for (i) such as have been obtained or made and are in full force and effect, (ii) filings and recordings in respect of the Liens created pursuant to the Shared Security Documents, (iii) such FCC consents, approvals, registrations, and filings as may be required in connection with the exercise of rights under the Shared Security Documents following an Event of Default and
(iv) such licenses, approvals, authorizations and consents as may be required by the U.S. Department of State pursuant to the International Traffic in Arms Regulations and the U.S. Department of Commerce pursuant to the Export Administration Regulations in connection with the exercise of rights hereunder and under the Shared Security Documents following an Event of Default, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Obligor or any order of any governmental authority, (c) will not violate or result in a default under any indenture or any material agreement or other material instrument binding upon such Obligor's assets, or give rise to a right thereunder to require any payment to be made by any such Person under any such material agreement or instrument (it being understood that, in the case of agreements included in the collateral security under the Shared Security Documents that require the consent or approval of a third party thereto to an assignment of such agreement, or otherwise impose conditions on such assignment, that such consent or approval will need to be obtained or such conditions satisfied prior to or upon any such assignment upon an exercise by the Collateral Trustee of its rights and remedies under the Shared Security Documents), and (d) except for the Liens created pursuant to the Shared Security Documents, will not result in the creation or imposition of any Lien on any asset of any Obligor.

            Section 3. Declaration and Acceptance of Trust; Remedies.

            3.01 Declaration and Acceptance of Trust. The Collateral Trustee hereby declares, and each of the Obligors agrees, that the Collateral Trustee holds the Trust Estate as trustee in trust under this Agreement for the equal and ratable benefit of the Secured Parties as provided herein. By acceptance of the benefits of this Agreement and the Shared Security Documents, each Secured Party (whether or not a signatory hereto) (i) consents to the appointment of the Collateral Trustee as trustee hereunder, (ii) confirms that the Collateral Trustee shall have the authority to act as the exclusive agent of such Secured Party for enforcement of any remedies under or with respect to the Shared Security Documents (but, in the case of the Guarantee Agreement, only to the extent necessary to effect the enforcement of remedies under the other Shared Security Documents) and the giving or withholding of any consent or approval relating to any Collateral or any Obligor's obligations with respect thereto and
(iii) agrees that, except as expressly provided in this Agreement, it shall not take any action to enforce any of such remedies or give any such consents or approvals.

            3.02 Determinations Relating to Collateral. In the event (i) the Collateral Trustee shall at any time receive any written request from any Obligor under a Shared Security Document for consent or approval with respect to any matter or thing relating to any Collateral or such Obligor's obligations with respect thereto or (ii) there shall be due to or from the Collateral Trustee under the provisions of any Shared Security Document any performance or the delivery of any instrument or (iii) a Responsible Officer of the Collateral Trustee shall receive notice of any nonperformance by any Obligor of any covenant or any breach of any representation or warranty set forth in any Shared Security Document, then, in each such event, the Collateral Trustee shall advise the Administrative Agent and the Indenture Trustee of the matter or thing as to which consent has been requested or the performance or instrument or other document required to be delivered or the nonperformance or breach of which the Collateral Trustee has received notice. Subject to the provisions of Section 7.02(b), 7.03(b) and 8.02(ii), the Administrative Agent shall at all times have the exclusive authority to direct the Collateral Trustee's response to any of the events or circumstances contemplated in clauses (i), (ii) or (iii) above.

            3.03 Remedies.

            (a) Notice of Triggering Event. Upon becoming aware of the occurrence of any Triggering Event, the Administrative Agent shall promptly give written notice thereof to the Collateral Trustee, and the Collateral Trustee shall promptly notify the Indenture Trustee and the Obligors in writing that a Triggering Event has occurred.

            (b) Directions to Collateral Trustee. The Administrative Agent shall at all times (whether before or after the occurrence of a Triggering Event) have the right and authority to direct the time, method and place of conducting any proceeding for the exercise of any right or remedy available to the Collateral Trustee with respect to the Collateral, or of exercising any trust or power conferred on the Collateral Trustee, or for the taking of any other action authorized by the instruments comprising the Trust Estate (including the making of any determinations to be made by the Collateral Trustee thereunder); provided however that (i) following the occurrence of a Triggering Event, the Requisite Secured Parties shall have the right at any time to assume such right and authority of the Administrative Agent by notice to the Administrative Agent and the Collateral Trustee and, thereafter, shall have the exclusive right and authority to direct the Collateral Trustee as to such matters and (ii) nothing in this Section 3.03 shall impair the right of the Collateral Trustee in its discretion to take any action deemed proper by the Collateral Trustee and which is not inconsistent with such direction by the Administrative Agent or Requisite Secured Parties, as applicable.

            3.04 Right to Make Advances. In the event an advance of funds shall at any time be required in the reasonable judgment of the Administrative Agent for the preservation or maintenance of any Collateral, any Credit Agreement Secured Party, with the consent of the Administrative Agent (or, if the Requisite Secured Parties shall have assumed the right and authority of the Administrative Agent as contemplated by Section 3.03(b), with the consent of the Requisite Secured Parties), shall be entitled to make such advance after reasonable notice to the Borrower of its intention to do so but without notice to any other Secured Party. Each such advance shall be repaid, with interest at the applicable Default Rate, by the Borrower upon demand by the Administrative Agent and in any event, whether or not such demand shall have been made, out of the proceeds of any Collateral distributed pursuant to clause First of Section 4.01. In the event any Secured Party shall receive any funds which, under this Section 3.04, belong to the Collateral Trustee or any other Secured Party, such Secured Party shall remit such funds promptly to the Collateral Trustee for distribution to the Collateral Trustee or such other Secured Party, as the case may be, and prior to such remittance shall hold such funds in trust for the Collateral Trustee or such other Secured Party, as the case may be.

            3.05 Nature of Secured Parties' Rights. All of the Secured Parties shall be bound by any instruction or direction given by the Administrative Agent or the Requisite Secured Parties, as applicable, pursuant to this Section 3.

            3.06 Guarantee Agreement. Anything herein to the contrary notwithstanding, nothing in this Agreement or in the Shared Secured Documents shall be deemed to limit or impair the right of ability of the Administrative Agent or any Credit Agreement Secured Party from enforcing any rights or remedies under the Guarantee Agreement except to the extent that such enforcement relates to the rights or remedies of such Credit Agreement Secured Party in respect of the Collateral.

            Section 4. Application of Certain Amounts.

            4.01 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant to any of the Shared Security Documents, and any other cash at the time held by the Collateral Trustee under this Agreement or any of the Shared Security Documents, shall be applied by the Collateral Trustee as soon as practicable after receipt (or as and when required by the relevant Shared Security Document) as follows:

            First, to the Collateral Trustee in an amount equal to the Collateral Trustee's Fees which are unpaid as of the applicable Distribution Date and to any Secured Party which has theretofore advanced or paid any such Collateral Trustee's Fees in an amount equal to the amount thereof so advanced or paid by such Secured Party and to reimburse to any Credit Agreement Secured Party the amount of any advance made pursuant to Section 3.04 (with interest thereon at the applicable Default
      Rate);

            Second, after and giving effect to the payment in full of the Secured Obligations referred to in clause first above (but subject to Section 4.04), to the Secured Parties equally and ratably, each in proportion to the amount of Secured Obligations then held by them (whether or not then due and payable), until all the Secured Obligations have been paid in full (or monies set aside for such payment in full as provided in the next paragraph), provided that (i) in the case of the realization of any proceeds upon real property in New York covered by a

      Mortgage that secures only a portion of the Secured Obligations, to the payment in full of such portion of such Secured Obligations then held by the Secured Parties, whether or not then due and payable, until all such Secured Obligations have been paid in full (or monies set aside for such payment in full as provided in the next paragraph), and (ii) in the case of any application of funds to the prepayment of any Secured Obligations prior to the date upon which the Collateral Trustee shall have been notified of a Triggering Event, Hedging Obligations shall be excluded from the determination of Secured Obligations for purposes of this clause second; and

            Finally, after payment in full of all Secured Obligations and the termination of all of the commitments and letters of credit under the Credit Agreement, to the applicable Obligor or its successors or assigns, as its interests may appear.

            In the event that at the time of any application of monies pursuant to clause second above the Secured Obligations held by any Secured Party shall not have been declared (or become) due and payable, then on the date of such application, the Collateral Trustee shall set aside the monies that would otherwise have been paid to such Secured Party (including interest that will accrue during the 180-day period following such date) into a segregated collateral account for the exclusive right and benefit of such Secured Party, provided that any monies that remain in such collateral account for 180 or more days after such Secured Obligations of such Secured Party have become payable (and any monies in such account that remain after payment of the principal component of the amount set aside for the benefit of such Secured Parties, together with accrued interest thereon to the date of such payment) shall, at the request of the Administrative Agent (or, if the Requisite Secured Parties shall have assumed the right and authority of the Administrative Agent as contemplated by Section 3.03(b), at the request of the Requisite Secured Parties), be applied by the Collateral Trustee to the payment of the Secured Obligations equally and ratably (or, to the extent representing proceeds of a Mortgage upon real property in New York as described in clause second above, equally and ratably to the respective Secured Obligations secured by such Mortgage), each in proportion to the amount of Secured Obligations then due and payable. In addition, if directed by the Borrower (to the extent allowable (as determined in an opinion of counsel to the Borrower satisfactory to the Collateral Trustee) under the respective instrument governing such Secured Obligations), the Collateral Trustee may remit such amounts held in any such collateral account to the Administrative Agent or Indenture Trustee, as applicable, for application to prepayment of the Secured Obligations held by the Secured Party for which such funds have been segregated pursuant to this paragraph. Amounts held in any such collateral account shall be invested in such Permitted Investments as the Collateral Trustee shall from time to time in its discretion determine. Notwithstanding the foregoing, the provisions of this paragraph shall not apply to Hedging Obligations and, accordingly, the amount of Hedging Obligations entitled to the benefits of clause second above at any time shall only be the amount thereof that is at the time due and payable.

            4.02 Reliance by Collateral Trustee; Payments. The Collateral Trustee shall be entitled to conclusively rely upon a certificate from the Administrative Agent as to the aggregate amount of Credit Agreement Secured Obligations that on any Distribution Date are held by any Credit Agreement Secured Party and as to the amount thereof that are due and payable, and shall, except to the extent provided in the second paragraph of Section 4.01, remit the amount of any cash to be applied pursuant to clause second of Section 4.01 to the Credit Agreement Secured Obligations that are then due and payable directly to the Administrative Agent. Similarly, the Collateral Trustee shall be entitled to conclusively rely upon a certificate from the Borrower or the Indenture Trustee as to the aggregate amount of Senior 1998 Note Obligations that on any Distribution Date are held by any holder of Senior 1998 Notes and as to the amount thereof that are due and payable, and shall, except to the extent provided in the second paragraph of Section 4.01, remit the amount of any cash to be applied pursuant to clause second of Section 4.01 to the Senior 1998 Note Obligations that are then due and payable directly to the Indenture Trustee.

            4.03 Payment Provisions. For the purposes of applying the provisions of Section 4.01, all interest to be paid on any of the Secured Obligations pursuant to the terms of any Debt Instrument shall, as among the Secured Parties and irrespective of whether such interest is or would be recognized or allowed in any bankruptcy or similar proceeding, be treated as a Secured Obligation for purposes hereof.

            4.04 Certain Proceeds of Shared Collateral. Anything herein or in any of the other Shared Security Documents to the contrary notwithstanding, the Collateral Trustee shall promptly remit to the Borrower any amounts standing to the credit of the Shared Collateral Account under and as defined in the Shared Security Agreement if, prior to the time that a Responsible Officer of the Collateral Trustee shall have actual knowledge of the occurrence of a Triggering Event, the Collateral Trustee shall be instructed by the Administrative Agent to remit such amounts to the Borrower to enable to Borrower to Reinvest the same.

            Section 5. Agreements with Collateral Trustee.

            5.01 Delivery of Debt Instruments. On or before the date hereof, the Borrower shall have delivered to the Collateral Trustee a true and complete copy of each of the Debt Instruments as in effect on the date hereof. Promptly upon the execution thereof, the Borrower shall deliver to the Collateral Trustee a true and complete copy of any and all amendments, modifications or supplements to any Debt Instrument and of any Hedging Agreement hereafter entered constituting a Debt Instrument.

            5.02 Information as to Holders. The Administrative Agent and the Borrower shall deliver to the Collateral Trustee within 30 days after request by the Collateral Trustee, a list setting forth (as of the date of such request),
(a) in the case of the Administrative Agent, for each Debt Instrument pursuant to which any Credit Agreement Secured Obligations are outstanding and, in the case of the Borrower, for the Senior 1998 Notes, (i) the aggregate principal amount outstanding thereunder, (ii) the interest rate or rates then in effect thereunder, and (iii) the names of the holders thereof and the unpaid principal amount thereof owing to each such holder (which information, to the extent required to be supplied by the Borrower, need be supplied only to the extent available to the Borrower). In addition, the Administrative Agent and the Borrower shall furnish to the Collateral Trustee within 30 days of a request therefor a list (as of the date of such request) setting forth the name and address of each party to whom notices must be sent under (x) in the case of the Administrative Agent, the Debt Instruments pursuant to which any Credit Agreement Secured Obligations are outstanding and (y) in the case of the Borrower to the extent available to it, the Senior 1998 Notes Documents, and the Borrower agrees to furnish promptly to the Collateral Trustee any changes or additions to such list.

            5.03 Expenses; Indemnity; Damage Waiver.

            (a) Costs and Expenses. The Obligors jointly and severally agree to pay (i) to the Collateral Trustee, from time to time upon demand, compensation (which shall not be limited by any provision of law in regard to compensation of a trustee of an express trust) for its services hereunder and for administering the Trust Estate, as heretofore or from time to time agreed upon in writing between the Collateral Trustee and the Borrower, (ii) all reasonable out-of-pocket expenses incurred by the Collateral Trustee and its affiliates, including the reasonable fees, charges and disbursements of counsel for the Collateral Trustee, in connection with the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (iii) all reasonable out-of-pocket expenses incurred or required to be advanced by the Collateral Trustee in connection with the administration of the Trust Estate or the preservation, protection or defense of the Collateral Trustee's rights under this Agreement and in and to the Collateral and the Trust Estate, (iv) all out-of-pocket expenses incurred by the Collateral Trustee, including the fees, charges and disbursements of any counsel for the Collateral Trustee, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section 5.03, including in connection with any workout, restructuring or negotiations in respect thereof and (v) all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any other document referred to therein.

            (b) Indemnification by the Obligors. The Obligors jointly and severally agree to indemnify the Collateral Trustee, each Secured Party and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

            (c) Waiver of Consequential Damages, Etc. To the extent permitted by applicable law, no Obligor shall assert, and each Obligor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby.

            (d) Payments. All amounts due under this Section 5.03 shall be payable promptly after written demand therefor.

            5.04 Further Assurances. At any time and from time to time, upon the written request of the Collateral Trustee, and at the expense of the Obligors, each Obligor shall promptly execute and deliver any and all such further instruments and documents and take such further action as is necessary or desirable or as the Collateral Trustee reasonably deems necessary or desirable in obtaining the full benefits of this Agreement.

            Section 6. The Collateral Trustee.

            6.01 Certain Duties. The Collateral Trustee's duties in respect of the Trust Estate shall include the taking of action with respect to applications of the Obligors or others for consents, waivers, releases or other matters relating to the Trust Estate or the Collateral as is explicitly required of the Collateral Trustee pursuant to the terms hereunder and the prosecution following any Event of Default of any action or proceeding or the taking of any nonjudicial remedial action as shall be determined to be required pursuant to the provisions of Sections 3.02 and 3.03. The Collateral Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the UCC or otherwise, shall be to deal with such Collateral in the same manner as it customarily deals with similar collateral of other parties held by it.

            6.02 Exculpatory Provisions.

            (a) No Representations. The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein contained, all of which are made solely by the Obligors. The Collateral Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Obligors thereto or as to the security afforded by the Shared Security Documents or this Agreement or as to the validity, execution (except its own execution thereof), enforceability, legality or sufficiency of the Shared Security Documents or this Agreement or of the Secured Obligations, and the Collateral Trustee shall incur no liability or responsibility with respect to any such matters. The Collateral Trustee shall not be responsible for insuring the Trust Estate or for the payment of taxes, charges, assessments or Liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate, including as to the preparation or filing of any Uniform Commercial Code financing statements.

            (b) Limitations upon Duties. The Collateral Trustee shall not be required to ascertain or inquire as to the performance by any Obligor or any other Person of any of the covenants or agreements contained herein, in the Shared Security Documents or in any Debt Instrument or any other agreement or instrument referred to therein. Whenever it is necessary for the Collateral Trustee to ascertain the amount of Secured Obligations then held by a Secured Party, the Collateral Trustee may conclusively rely on a certificate of the Administrative Agent (in the case of the Credit Agreement Obligations) and the Borrower or the Indenture Trustee (in the case of the Senior 1998 Notes Obligations) as to such amount.

            (c) Limitations upon Liability. The Collateral Trustee shall not be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement, the Shared Security Documents or any Debt Instrument, except for such actions or omissions that are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the Collateral Trustee. The Collateral Trustee and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and its Subsidiaries as though the Collateral Trustee were not the collateral trustee hereunder.

            6.03 Delegation of Duties. The Collateral Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact which it shall select with due care. The Collateral Trustee shall not be responsible for the gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it.

            6.04 Reliance by Collateral Trustee.

            (a) Reliance upon Certificates of Borrower. Whenever in the administration of the trusts of this Agreement the Collateral Trustee shall deem it necessary or advisable that a matter be proved or established in connection with the taking of any action hereunder by the Collateral Trustee, such matter (unless other evidence in respect thereof be herein or in the Shared Security Documents specifically prescribed) may be deemed to be conclusively provided or established by a certificate of an officer of the Borrower delivered to the Collateral Trustee, and such officers' certificate shall be full warranty to Collateral Trustee for any action taken, suffered or omitted in reliance thereon.

            (b) Consultation with Counsel. The Collateral Trustee may consult with counsel of its own selection, and any opinion or advice of such counsel (which may be in-house counsel for the Collateral Trustee) shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith. The Collateral Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.

            (c) Reliance upon Resolutions, Etc. The Collateral Trustee may conclusively rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document (whether in its original or facsimile form) which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of telecopies and telexes, to have been sent by the proper party or parties. The Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Trustee and conforming to the requirements of this Agreement or the Shared Security Documents.

            (d) Conflict or Doubt in Actions to be Taken. In the event any disagreement between the Credit Agreement Secured Parties and the holders of the Senior 1998 Notes shall result in a proceeding in a court of competent jurisdiction being instituted with respect to the proper action to be taken by the Collateral Trustee hereunder, and an order shall be issued enjoining the Collateral Trustee from taking any action hereunder or under any Shared Security Document, the Collateral Trustee shall be entitled to refrain from taking action hereunder and to retain the Trust Estate until the Collateral Trustee shall have received a replacement or supplemental order of such court with respect to the action to be taken. Any such replacement or supplemental order of a court shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Collateral Trustee to the effect that said opinion is final and nonappealable.

            In addition, in the event that the Collateral Trustee in good faith is in doubt as to what action it should take hereunder, the Collateral Trustee shall be entitled to refrain from taking action hereunder and to retain the Trust Estate until the Collateral Trustee shall have received a direction from the Administrative Agent with respect to the action to be taken (or, if the Requisite Secured Parties shall have assumed the right and authority of the Administrative Agent as contemplated by Section 3.03(b), a direction of the Requisite Secured Parties).

            6.05 Limitations on Duties of Collateral Trustee. The Collateral Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the direction of the Administrative Agent or, to the extent provided in Sections 3.03(b), 7.02(b), 7.03(b) and 8.02(ii), the Requisite Secured Parties. Except as herein otherwise expressly provided, the Collateral Trustee shall not be under any obligation to take any action which is discretionary with the Collateral Trustee under the provisions hereof except upon the written request of the Administrative Agent or, to the extent provided in Sections 3.03(b), 7.02(b), 7.03(b) and 8.02(ii), the Requisite Secured Parties. Upon reasonable prior notice, the Collateral Trustee shall make available for inspection and copying during normal business hours by any Secured Party each certificate or other paper furnished to the Collateral Trustee by any Obligor or the Administrative Agent, the Borrower or the Indenture Trustee under or in respect of this Agreement, the Shared Security Documents or any portion of the Trust Estate.

            6.06 Moneys to be Held in Trust. All moneys received by the Collateral Trustee under or pursuant to any provision of this Agreement shall be held in trust for the purposes for which they were paid or are held.

            6.07 Resignation and Replacement of Collateral Trustee.

            (a) Resignation. The Collateral Trustee may at any time, by giving 30 days' prior written notice to the Borrower, the Administrative Agent and the Indenture Trustee, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the earlier of (i) 30 days from the date of such notice and (ii) the appointment of a successor collateral trustee or collateral trustees by the Administrative Agent (determined in consultation with the Borrower). If no successor collateral trustee or collateral trustees shall be appointed and approved within 30 days from the date of the giving of the aforesaid notice of resignation, the Collateral Trustee (notwithstanding the termination of all of its other duties and obligations hereunder by reason of such resignation), the Administrative Agent or the Borrower may at the expense of the Borrower, apply to any court of competent jurisdiction to appoint a successor collateral trustee or collateral trustees (which may be an individual or individuals) to act until such time, if any, as a successor collateral trustee or collateral trustees shall have been appointed as above provided. Any successor collateral trustee or collateral trustees so appointed by such court shall immediately and without further act be superseded by any successor collateral trustee or collateral trustees approved by the Administrative Agent as above provided. In connection with the foregoing, the Borrower hereby agrees with the Secured Parties to pay the fees, costs and expenses of any successor Collateral Trustee, and to provide indemnification to any successor Collateral Trustee, to the same extent as it provides the same to the predecessor Collateral Trustee.

            (b) Appointment of Successor Collateral Trustee. If at any time the Collateral Trustee shall resign or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of Collateral Trustee for any other cause, a successor collateral trustee or collateral trustees may be appointed by the Administrative Agent, and the powers, duties, authority and title of the predecessor collateral trustee or collateral trustees terminated and canceled without procuring the resignation of such predecessor collateral trustee or collateral trustees, and without any other formality (except as may be required by applicable law) other than appointment and designation of a successor collateral trustee or collateral trustees in writing, duly acknowledged, delivered to the predecessor collateral trustee or collateral trustees, and filed for record in each public office, if any, in which this Agreement is required to be filed.

            (c) Rights of Successor Collateral Trustee. The appointment and designation referred to in Section 6.07(b) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor collateral trustee or collateral trustees, without any further act, deed or conveyance, all of the estate and title of its predecessor or their predecessors, and upon such filing for record the successor collateral trustee or collateral trustees shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor or their predecessors; but such predecessor or predecessors shall, nevertheless, on the written request of the Administrative Agent or any successor collateral trustee or collateral trustees, execute and deliver an instrument transferring to such successor or successors all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor or predecessors hereunder and shall deliver all securities and moneys held by it or them to such successor collateral trustee or collateral trustees.

            (d) Filings at Expense of Borrower. Any required filing for record of the instrument appointing a successor collateral trustees as hereinabove provided shall be at the expense of the Borrower.

            6.08 Qualifications of Successors to Collateral Trustee. Except as permitted by Section 6.07, any successor to the Collateral Trustee appointed pursuant to Section 6.07 shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States of America or any State thereof or the District of Columbia, and having its principal corporate trust office within the forty-eight contiguous States, and shall also have capital, surplus and undivided profits of not less than $500,000,000.

            6.09 Merger of Collateral Trustee. Any Person into which the Collateral Trustee may be merged, or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Collateral Trustee shall be a party, or any Person acquiring all or substantially all of the corporate trust business of the Collateral Trustee, shall be the Collateral Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

            6.10 Appointment of Additional and Separate Collateral Trustee. Whenever (i) the Collateral Trustee or the Administrative Agent shall deem it necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Collateral shall be situated or to make any claim or bring any suit with respect to or in connection with the Collateral, or (ii) the Collateral Trustee shall be advised by counsel that it is so necessary or prudent in the interest of the Secured Parties, then in any such case, the Collateral Trustee shall execute and deliver from time to time all instruments and agreements necessary or proper to constitute another bank or trust company or one or more Persons approved by the Collateral Trustee either to act as additional trustee or trustees of all or any part of the Trust Estate, jointly with the Collateral Trustee, or to act as separate trustee or trustees of all or any part of the Trust Estate, in any such case with such powers as may be provided in such instruments or agreements, and to vest in such bank, trust company or Person as such additional trustee or separate trustee, as the case may be, any property, title, right or power of the Collateral Trustee deemed necessary or advisable by the Collateral Trustee. Each of the Obligors hereby consents to all actions taken by the Collateral Trustee under the foregoing provisions of this Section 6.10.

            Section 7. Release of Trust Estate and Collateral; Expiration of Certain Rights.

            7.01 Release of Trust Estate; Expiration of Certain Rights. Notwithstanding any contrary provision herein, the Trust Estate shall be assigned and released to (i) the Administrative Agent for the benefit of the Lenders and the other holders of Credit Agreement Obligations (and such release confirmed in a written instrument in form satisfactory to the Required Lenders) on the earlier of the date (a) on which all the Senior 1998 Notes Obligations shall have been paid to the holders thereof or (b) that is ten days after the provisions of the Senior 1998 Notes Documents that require equal and ratable security shall be held to be invalid, void or unenforceable by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review, or (ii) the applicable Obligor on the date on which all the Credit Agreement Obligations have been paid in full and the commitments under the Credit Agreement have been terminated, the Administrative Agent has given written notice thereof to the Collateral Trustee and all the Collateral Trustee's Fees have been paid in full.

            7.02 Releases of Collateral.

            (a) Prior to Triggering Event. At any time during which, to the actual knowledge of any Responsible Officer of the Collateral Trustee, no Triggering Event has occurred and is continuing, the Lien of the Shared Security Documents, and any obligations of the Obligors under the Guarantee Agreement, may, at any time, be released in whole or in part by the Collateral Trustee pursuant to written directions signed by the Administrative Agent, provided that no such release shall be effected in such a manner so that fewer than all, but not all, of the Secured Parties continue to be entitled to the benefits of such Lien (or become entitled to the benefits of a substitute Lien) without each of the Secured Parties hereunder being equally and ratably secured on the respective property subject to such Lien (to the extent such property is Shared Property). No such release shall require any consent or approval by any other Secured Party.

            (b) After Triggering Event. At any time during which, to the actual knowledge of any Responsible Officer of the Collateral Trustee, a Triggering Event has occurred and is continuing, the Lien of the Shared Security Documents, and any obligations of the Obligors under the Guarantee Agreement, may, at any time, be released in whole or in part by the Collateral Trustee only pursuant to written directions signed by the Requisite Secured Parties.

            7.03 Amendments of Shared Security Documents.

            (a) Prior to Triggering Event. At any time during which, to the actual knowledge of any Responsible Officer of the Collateral Trustee, no Triggering Event has occurred and is continuing, the Administrative Agent shall have the exclusive authority to direct the Collateral Trustee to amend any provision of the Shared Security Documents without any consent or approval of, or prior notice to, any other Secured Party; provided however that (i) the Collateral Trustee shall not be obligated to execute any such amendment, supplement or waiver that affects the Collateral Trustee's own rights, duties or immunities under this Agreement or the Shared Security Documents and (ii) any such amendment, supplement or waiver that would adversely affect the rights of the holders of the Senior 1998 Notes to equally and ratably share in the security provided for herein and in the Shared Security Documents shall be joined in by the Indenture Trustee. To determine that, under the foregoing clause (ii), it is not necessary for the Indenture Trustee to join in such amendment, supplement or waiver, the Collateral Trustee shall be provided with (and shall be entitled to rely upon) an opinion of counsel to the effect that such amendment would not adversely affect the rights of the holders of the Senior 1998 Notes to equally and ratably share in the security provided for herein and in the Shared Security Documents.

            (b) After Triggering Event. At any time during which, to the actual knowledge of any Responsible Officer of the Collateral Trustee, a Triggering Event has occurred and is continuing, the Requisite Secured Parties shall have the exclusive authority to direct the Collateral Trustee to amend any provision of any Shared Security Document; provided however that the Collateral Trustee shall not be obligated to execute any such amendment, supplement or waiver that affects the Collateral Trustee's own rights, duties or immunities under this Agreement or the Shared Security Documents.

            7.04 Covenants of Quiet Enjoyment. Anything herein or in any of the Shared Security Documents to the contrary notwithstanding, in the event that it shall be a condition to the Collateral Trustee obtaining a Lien upon the rights of any Obligor under an agreement or other instrument to which such Obligor is a party with a third party relating to the lease, license or other use of property owned by such Obligor that the Collateral Trustee agree that the rights of such third party in respect of such property shall not be affected or impaired by such Lien (or that the Collateral Trustee subordinate such Lien in respect of property to the rights of such third party), the Administrative Agent hereby agrees to authorize and direct the Collateral Trustee (and the Collateral Trustee upon such direction agrees to) enter into such agreement (or such subordination) in such form as the Administrative Agent shall deem appropriate in the circumstances, it being understood that in the case of a transponder lease or a lease of an Excluded Satellite, such agreement may be in the form of a consent of the Collateral Trustee to a covenant of quiet enjoyment substantially in the form of Annex 1 hereto or in such other form as shall be satisfactory to the Administrative Agent.

            7.05 Hedging Agreements. To the extent that any Person shall enter into or be a party to a Hedging Agreement with the Borrower at the time that such Person (or an affiliate thereof) is a Lender under the Credit Agreement, such Hedging Agreement shall cease to be entitled to the benefits of this Agreement or the Shared Security Documents in the event that such Lender assigns all of its loans and commitments under the Credit Agreement and is no longer a Lender under the Credit Agreement.

            Section 8. Miscellaneous.

            8.01 Equal and Ratable Security. This Agreement is intended to comply with the provisions of the Senior 1998 Notes Documents to secure the unpaid principal of, premium, if any, and accrued interest on the Senior 1998 Notes equally and ratably with the Credit Agreement Obligations in respect of the Shared Property. To the extent that the rights and benefits herein or in any of the Shared Security Agreement conferred on the holders of the Senior 1998 Notes or the Indenture Trustee shall be held to exceed the rights and benefits required so to be conferred by such provisions, such rights and benefits shall be limited so as to provide to such holders and the Indenture Trustee only those rights and benefits that are required by such provisions. Any and all rights not herein expressly given to the Indenture Trustee are expressly reserved to the Administrative Agent and the Credit Agreement Secured Parties, it being understood that in the absence of a requirement to provide equal and ratable security set forth in the Senior 1998 Notes Documents, this Agreement would not have been accepted by the Administrative Agent or the Lenders.

            8.02 Amendments, Supplements and Waivers. This Agreement may be amended at any time by an instrument in writing between the parties hereto; provided however that (i) at any time during which, to the actual knowledge of any Responsible Officer of the Collateral Trustee, no Triggering Event has occurred and is continuing, (x) it shall not be necessary for the Indenture Trustee to join in any such instrument except to the extent that the same would adversely affect the rights of the holders of the Senior 1998 Notes to equally and ratably share in the security provided for herein and in the Shared Security Documents and (y) the Collateral Trustee will upon the instruction of the Administrative Agent execute such instrument (except that the Collateral Trustee shall not be obligated to execute any such instrument to the extent it would affect the Collateral Trustee's own rights, duties or immunities under this Agreement or the Shared Security Documents) and (ii) at any time during which, to the actual knowledge of any Responsible Officer of the Collateral Trustee, a Triggering Event has occurred and is continuing, the Collateral Trustee will upon the instruction of the Requisite Secured Parties execute such instrument (except that the Collateral Trustee shall not be obligated to execute any such instrument to the extent it would affect the Collateral Trustee's own rights, duties or immunities under this Agreement or the Shared Security Documents). To determine that, under the foregoing clause (i)(x), it is not necessary for the Indenture Trustee to join in such amendment, the Collateral Trustee shall be provided with (and shall be entitled to rely upon) an opinion of counsel to the effect that such amendment would not adversely affect the rights of the holders of the Senior 1998 Notes to equally and ratably share in the security provided for herein and in the Shared Security Documents.

            8.03 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

            (i) if to any Obligor, to it at 20 Westport Road, Wilton, CT 06897, Attention of James W. Cuminale (Tel: 203-210-8313; Fax: 203-210-8683);

            (ii) if to the Collateral Trustee, to The Bank of New York, 5 Penn Plaza, 13th Floor, New York, NY 10001, Attention: Corporate Trust Administration (Tel: 212-896-7198; Fax: 212-896-7299);

            (iii) if to the Administrative Agent, to Credit Suisse First Boston, Eleven Madison Avenue, New York, NY 10010, Attention of Darlene Trinker / Agency Group (Tel: 212-325-9931; Fax: 212-325-8304); and

            (iv) if to the Indenture Trustee, to JPMorgan Chase Bank, 450 West 33rd Street, 15th Floor, New York, NY 10001, Attention of Natalie Pesce (Tel: 212-946-7550; Fax: 212-946-8162);

or, in the case of any party, at such other address as shall be designated by it in a written notice to each of the other parties. All such notices and other communications given in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

            8.04 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

            8.05 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

            8.06 Dealings with the Obligors. Upon any application or demand by any Obligor to the Collateral Trustee to take or permit any action under any of the provisions of this Agreement or under any Shared Security Document, such Obligor shall furnish to the Collateral Trustee a certificate of an appropriate officer and an opinion of counsel stating that all conditions precedent, if any, provided for in this Agreement, such Shared Security Document relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or the Shared Security Documents relating to such particular application or demand, no additional certificate or opinion need be furnished.

            8.07 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Obligor, the Secured Parties and each holder of any of the Secured Obligations (provided however that no Obligor shall assign or transfer its rights or obligations hereunder without the prior written consent of the Collateral Trustee and the Administrative Agent).

            8.08 Governing Law; Jurisdiction; Etc.

            (a) Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

            (b) Submission to Jurisdiction. Each Obligor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement and each Shared Security Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in the State of New York or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Trustee or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any Shared Security Document against any Obligor or its properties in the courts of any jurisdiction.

            (c) Waiver of Venue. Each Obligor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any Shared Security Document in any court referred to in paragraph (b) of this
Section 8.08. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section
8.03. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            8.09 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

            8.10 Waiver Of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY

RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SHARED SECURITY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.10.

            8.11 No Waiver. No failure on the part of the any Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

            8.12 Survival. The provisions of Section 5.03 and Section 6 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the resignation or removal of the Collateral Trustee, the repayment of the Secured Obligations and the termination of the commitments and letters of credit under the Credit Agreement.

            8.13 Additional Obligors. As contemplated in Section 5.11(a) of the Credit Agreement, a new Subsidiary of the Borrower formed or acquired by the Borrower after the date hereof may become a "Subsidiary Guarantor" under the Guarantee Agreement and an "Obligor" under the Shared Security Documents and this Agreement by executing and delivering to the Administrative Agent and the Collateral Trustee a Guarantee Assumption Agreement in the form of Exhibit F to the Credit Agreement. Accordingly, upon the execution and delivery of any such Guarantee Assumption Agreement by any such Subsidiary, such new Subsidiary shall automatically and immediately, and without any further action on the part of any Person, become an "Obligor" for all purposes of this Agreement.

            8.14 Additional Obligors. Each Obligor hereby instructs its counsel to deliver the opinions referred to in Section 4.01(b) and (c) of the Credit Agreement or, as applicable, pursuant to 5.11(a) of the Credit Agreement.

            8.15 Certain Regulatory Matters. The creation of any Lien, and the exercise of any remedy, with respect to any FCC License shall be consistent with the rules and regulations administered by the FCC, including 47 C.F.R. ss.25.140(d), in accordance with which the Administrative Agent and the Collateral Trustee hereby agree to provide the Obligors and the FCC, no less than 10 days prior written notice before any Satellite or any TT&C Station that is the subject of FCC Licenses shall be repossessed by the Collateral Trustee upon an exercise of any rights or remedies under the Shared Security Documents.

            IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                        PANAMSAT CORPORATION


                                        By /s/ Michael J. Inglese
                                           -------------------------------------
                                           Title: Executive Vice President and
                                                  Chief Financial Officer
                                           Name:  Michael J. Inglese

                              SUBSIDIARY GUARANTORS

NET/36, INC.                            PANAMSAT ASIA CARRIER
                                          SERVICES, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development and               Chief Financial Officer
          Corporate Secretary


PANAMSAT CAPITAL CORPORATION            PANAMSAT CARRIER SERVICES, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary

PANAMSAT COMMUNICATIONS                 PANAMSAT COMMUNICATIONS
  CARRIER SERVICES, INC.                  JAPAN, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary


PANAMSAT COMMUNICATIONS                 PANAMSAT INDIA, INC.
  SERVICES, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary


PANAMSAT INDIA MARKETING, L.L.C.        PANAMSAT INTERNATIONAL
                                          HOLDINGS, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Manager                          Title: Senior Vice President and
                                                  Chief Financial Officer


PANAMSAT INTERNATIONAL                  PANAMSAT INTERNATIONAL
  SALES, INC.                             SYSTEMS, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary

PANAMSAT INTERNATIONAL                  PANAMSAT INTERNATIONAL
  SYSTEMS, L.L.C.                         SYSTEMS MARKETING, LLC

By /s/ James W. Cuminale                   By /s/ James W. Cuminale
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                   Name:  James W. Cuminale
   Title: Manager                             Title: Manager


PANAMSAT LICENSEE CORP.                 PANAMSAT MARKETING
                                          CORPORATION

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary


PAS INTERNATIONAL                       SERVICE AND EQUIPMENT
  EMPLOYMENT, INC.                        CORPORATION

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary


SOUTHERN SATELLITE CORP.                SOUTHERN SATELLITE
                                          LICENSEE CORPORATION

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary

USHI, INC.


By /s/ James W. Cuminale
   ---------------------------------
   Name:  James W. Cuminale
   Title: Executive Vice President -
          Corporate Development,
          General Counsel and
          Corporate Secretary

PANAMSAT INTERNATIONAL
SYSTEMS LIMITED


By /s/ James W. Cuminale
   ---------------------------------
   Name:  James W. Cuminale
   Title: Secretary

                                        CREDIT SUISSE FIRST BOSTON,
                                         as Administrative Agent

                                        By /s/ Gene Martin
                                           -------------------------------------
                                           Title: Managing Director
                                           Name:  Gene Martin


                                        THE BANK OF NEW YORK,
                                         as Collateral Trustee

                                        By /s/ Geovanni Barris
                                           -------------------------------------
                                           Title: Vice President
                                           Name:  Geovanni Barris